Exhibit 99.2

Quarterly Investor Supplement

June 30, 2026

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Six Months Ended June 30, 2026. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Mei Ni Chu
200 Park Avenue	IR@voya.com
New York, New York 10166	Web Site:
NYSE Ticker:	investors.voya.com
VOYA

Voya Financial	Page 3 of 44
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments. It excludes results from exited businesses and items that tend to be highly variable from period to period based on capital market conditions or other factors which distort the ability to make a meaningful evaluation of our segments. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes. Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as the results attributable to the redeemable noncontrolling interest (referred to as the noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 44

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Benefits and Expenses
Adjusted operating benefits and expenses is a measure of our segment operating benefits and expenses and a non-GAAP financial measure. Each segment’s Adjusted operating benefits and expenses are calculated by adjusting Total benefits and expenses for the following items:
• Changes in market risk benefits;
• Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment;
• Expenses attributable to noncontrolling interests;
• Dividend payments made to preferred shareholders are included in adjusted operating benefits and expenses to reflect expenses related to our common shareholders;
• Other adjustments include:
• Income (loss) related to early extinguishment of debt;
• Impairment of goodwill and intangible assets;
• Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions;
• Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments;
• Commissions paid to our broker-dealers for sales of non-proprietary products, other items where the income is passed on to third parties, which are reflected in adjusted operating revenue with the fee income related to those products and the elimination of intercompany investment expenses included in Adjusted operating benefits and expenses;
• Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate.
The most directly comparable U.S. GAAP measure to Adjusted operating benefits and expenses is Total benefits and expenses. For a reconciliation of Adjusted operating benefits and expenses to Total benefits and expenses, refer to the “Reconciliations” section of this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Premium taxes, fees and assessments includes taxes on paid premium, fess associated with business volumes and assessments from insurance departments.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.

Voya Financial	Page 5 of 44

Explanatory Note on Non-GAAP Financial Information
Adjusted Operating Return on Common Equity excluding AOCI
•We believe Adjusted operating return on common equity excluding AOCI is a useful measure which indicates how effectively we are generating returns for common shareholders on our net worth and excludes AOCI which can be highly variable primarily due to changes in interest rates.
•The closest GAAP measure is the Return on Voya Financial, Inc's Equity which is GAAP Net Income Attributable to common shareholders divided by Total Voya Financial, Inc. Shareholders' Equity.
•Adjusted operating return on common equity is defined as after-tax adjusted operating earnings divided by Voya Financial, Inc. common shareholders' equity excluding AOCI.
•We also report Adjusted operating return on common equity excluding AOCI and NOL DTA which excludes components of the Deferred Tax Asset ("DTA") related to federal loss carryforwards ("NOL") plus certain tax credits from the denominator.
•Please see the “Reconciliations” section of this document for a reconciliation of Return on Voya Financial, Inc's Equity to Adjusted operating return on common equity excluding AOCI and Adjusted operating return on common equity excluding AOCI and NOL DTA.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•The primary adjustment to derive Net revenue is reducing Adjusted operating revenues by “Interest credited and other benefits to contract owners / policyholders”. This adjustment primarily reflects the interest credited to customers for general account products in our Retirement and Employee Benefits segments and the benefits paid to customers in our Employee Benefits segment for Group Life, Stop Loss, and Voluntary products. This adjustment allows us to report to investors our investment spread and our net underwriting gain and loss, which are meaningful measures used by management to evaluate our business and segment performance. Investment spread informs investors how we set crediting rates relative to the yield we earn on our general account investments and net underwriting gain and loss informs investors how we set premiums relative to incurred benefits to policyholders (“loss ratio”).
•We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 44

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Net income (loss) available to Voya Financial, Inc.'s common shareholders	90	165	136	176	162	255	301
Per common share (basic)	0.99	1.78	1.43	1.82	1.69	2.77	3.14
Per common share (diluted)	0.97	1.75	1.41	1.80	1.66	2.73	3.09
Adjusted operating earnings: (1)
Before income taxes	167	257	226	290	289	424	521
After income taxes	140	214	188	239	240	354	435
Effective tax rate	16.3%	16.9%	17.1%	17.8%	16.9%	16.6%	16.5%
Per common share (diluted)	1.51	2.26	1.94	2.45	2.46	3.79	4.45
Return on Equity
TTM Return on Voya Financial, Inc's Equity	11.8%	13.4%	13.3%	12.8%	11.3%	11.8%	11.3%
TTM Adjusted operating return on common equity excluding AOCI (1)	12.8%	14.5%	13.4%	13.6%	12.8%	12.8%	12.8%
TTM Adjusted operating return on common equity excluding AOCI and NOL DTA (1)	16.4%	18.7%	18.6%	17.9%	17.0%	16.4%	17.0%
Shareholder's equity:
Total Voya Financial, Inc. Shareholders' Equity	4,685	4,658	4,953	4,957	4,629	4,685	4,629
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,025	6,107	6,129	6,123	6,084	6,025	6,084
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI and NOL DTA	4,746	4,797	4,800	4,751	4,654	4,746	4,654
Book value per common share (including AOCI)	44.96	43.79	46.28	45.55	41.71	44.96	41.71
Book value per common share (excluding AOCI) (2)	66.50	66.09	65.34	64.18	63.18	66.50	63.18
Leverage Ratios:
Debt-to-Capital	31.0%	34.9%	29.8%	29.8%	31.2%	31.0%	31.2%
Financial Leverage - excluding AOCI (2)(3)	27.6%	29.7%	27.0%	26.7%	27.4%	27.6%	27.4%
Shares:
Weighted-average common shares outstanding
Basic	91	93	95	96	96	92	96
Dilutive effects (4)	2	1	2	2	1	1	2
Diluted	92	95	97	97	98	93	98
Ending shares outstanding	91	92	94	95	96	91	96
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	150	150	120	80	—	300	—
Dividends to common shareholders	42	44	44	43	44	86	87
Total cash returned to common shareholders	192	194	164	123	44	386	87

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 44 of this document.
(3) Financial leverage excluding AOCI of 29.7% in the first quarter of 2026 reflects the $400 million of debt issued in first quarter of 2026 in anticipation of the $447 million 3.65% Senior Notes that matured on June 15, 2026. Proforma Financial Leverage excluding AOCI in the first quarter of 2026 is 27.2% excluding the $400 million debt issuance.

(4) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 7 of 44

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025

Revenues
Net investment income	537	569	591	583	584	1,106	1,144
Fee income	620	604	633	616	577	1,224	1,147
Premiums	716	744	738	719	718	1,460	1,455
Net gains (losses)	(40)	(45)	(34)	(21)	(41)	(85)	(75)
Other revenues	112	109	136	100	100	221	204
Income (loss) related to consolidated investment entities	(49)	50	47	131	43	1	75
Total revenues	1,896	2,031	2,111	2,128	1,981	3,927	3,950
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(825)	(819)	(875)	(850)	(801)	(1,644)	(1,636)
Operating expenses	(898)	(848)	(937)	(829)	(857)	(1,746)	(1,681)
Net amortization of DAC/VOBA	(62)	(65)	(64)	(65)	(58)	(127)	(120)
Interest expense	(33)	(29)	(28)	(29)	(28)	(62)	(60)
Operating expenses related to consolidated investment entities	(44)	(40)	(38)	(48)	(49)	(84)	(92)
Total benefits and expenses	(1,862)	(1,801)	(1,942)	(1,821)	(1,793)	(3,663)	(3,589)
Income (loss) before income taxes	34	230	169	307	188	264	361
Income tax expense (benefit)	16	35	20	35	27	51	49
Net income (loss)	18	195	149	272	161	213	312
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	(76)	13	9	80	(5)	(63)	(10)
Net income (loss) available to Voya Financial, Inc.	94	182	140	192	166	276	322
Less: Preferred stock dividends	4	17	4	16	4	21	21
Net income (loss) available to Voya Financial, Inc.'s common shareholders	90	165	136	176	162	255	301

Voya Financial	Page 8 of 44

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	465	511	537	542	534	976	1,041
Fee income	622	605	636	617	577	1,226	1,149
Premiums	717	740	729	716	720	1,456	1,454
Other revenue	79	76	105	68	69	156	145
Adjusted operating revenues (1)	1,883	1,932	2,006	1,942	1,900	3,815	3,788

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(785)	(764)	(838)	(781)	(761)	(1,548)	(1,544)
Operating expenses	(839)	(811)	(852)	(768)	(770)	(1,650)	(1,549)
Net amortization of DAC/VOBA	(39)	(42)	(40)	(40)	(34)	(80)	(71)
Interest expense (2)	(38)	(48)	(34)	(47)	(32)	(86)	(80)
Adjusted operating benefits and expenses (1)	(1,701)	(1,665)	(1,763)	(1,635)	(1,598)	(3,366)	(3,243)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	183	267	244	307	302	450	545
Less: Earnings (loss) attributable to the noncontrolling interest (3)	16	11	17	17	13	27	24
Adjusted operating earnings before income taxes (1)	167	257	226	290	289	424	521

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Retirement	799	821	866	853	824	1,620	1,622
Investment Management	255	251	290	257	239	507	482
Employee Benefits	821	855	845	829	832	1,675	1,673
Corporate	8	5	6	3	5	13	11
Adjusted operating revenues (1)	1,883	1,932	2,006	1,942	1,900	3,815	3,788

Adjusted operating earnings before income taxes
Retirement	190	209	255	261	235	399	442
Investment Management	57	46	72	62	51	103	92
Employee Benefits	22	63	(10)	47	69	85	115
Corporate (4)	(102)	(61)	(90)	(80)	(67)	(163)	(129)
Adjusted operating earnings before income taxes (1)	167	257	226	290	289	424	521

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) Includes dividend payments made to preferred shareholders.
(3) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.
(4) The second quarter of 2026 includes approximately $40 million, pre-tax, of severance expenses.

Voya Financial	Page 9 of 44

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended June 30, 2026
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	422	2	34	8	465
Fee income	350	253	20	—	622
Premiums	—	—	717	—	717
Other revenue	28	1	50	—	79
Adjusted operating revenues (1)	799	255	821	8	1,883

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(227)	—	(558)	—	(785)
Operating expenses (2)	(356)	(181)	(229)	(74)	(839)
Net amortization of DAC/VOBA	(27)	—	(12)	—	(39)
Interest expense (3)	—	—	—	(38)	(38)
Adjusted operating benefits and expenses (1)	(609)	(181)	(799)	(112)	(1,701)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	190	74	22	(104)	183
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	18	—	(2)	16
Adjusted operating earnings before income taxes (1)	190	57	22	(102)	167

	Three Months Ended June 30, 2025
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	482	5	43	5	534
Fee income	319	237	21	—	577
Premiums	—	—	720	—	720
Other revenue	24	(3)	48	—	69
Adjusted operating revenues (1)	824	239	832	5	1,900

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(232)	—	(529)	—	(761)
Operating expenses	(330)	(174)	(227)	(40)	(770)
Net amortization of DAC/VOBA	(27)	—	(7)	—	(34)
Interest expense (3)	—	—	—	(32)	(32)
Adjusted operating benefits and expenses (1)	(589)	(174)	(763)	(72)	(1,598)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	235	65	69	(67)	302
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	14	—	(1)	13
Adjusted operating earnings before income taxes (1)	235	51	69	(67)	289

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) The second quarter of 2026 includes approximately $40 million, pre-tax, of severance expenses in Corporate.
(3) Includes dividend payments made to preferred shareholders.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 10 of 44

Adjusted Operating Earnings Before Income Taxes by Segment

	Six Months Ended June 30, 2026
(in millions USD)	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	878	9	76	13	976
Fee income	691	496	41	—	1,226
Premiums	—	—	1,456	—	1,456
Other revenue	52	2	102	—	156
Adjusted operating revenues (1)	1,620	507	1,675	13	3,815

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(452)	—	(1,096)	—	(1,548)
Operating expenses (2)	(714)	(373)	(469)	(95)	(1,650)
Net amortization of DAC/VOBA	(54)	—	(26)	—	(80)
Interest expense (3)	—	—	—	(86)	(86)
Adjusted operating benefits and expenses (1)	(1,221)	(373)	(1,591)	(181)	(3,366)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	399	133	85	(167)	450
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	30	—	(4)	27
Adjusted operating earnings before income taxes (1)	399	103	85	(163)	424

	Six Months Ended June 30, 2025
	Retirement	Investment Management	Employee Benefits	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	939	11	80	10	1,041
Fee income	637	472	39	—	1,149
Premiums	—	—	1,454	—	1,454
Other revenue	46	(1)	100	1	145
Adjusted operating revenues (1)	1,622	482	1,673	11	3,788

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(463)	—	(1,081)	—	(1,544)
Operating expenses	(662)	(364)	(461)	(62)	(1,549)
Net amortization of DAC/VOBA	(54)	—	(16)	—	(71)
Interest expense (3)	—	—	—	(80)	(80)
Adjusted operating benefits and expenses (1)	(1,180)	(364)	(1,558)	(142)	(3,243)
Adjusted operating earnings before income taxes, including noncontrolling interest (1)	442	118	115	(131)	545
Less: Earnings (loss) attributable to the noncontrolling interest (4)	—	26	—	(2)	24
Adjusted operating earnings before income taxes (1)	442	92	115	(129)	521

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 38 of this document.

(2) The second quarter of 2026 includes approximately $40 million, pre-tax, of severance expenses in Corporate.
(3) Includes dividend payments made to preferred shareholders.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

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Consolidated Balance Sheets

	Balances as of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Assets
Total investments	37,650	38,124	38,571	38,199	37,579
Cash and cash equivalents	1,008	969	1,228	1,157	1,179
Assets held in separate accounts	119,424	108,467	113,007	111,950	107,278
Premium receivable and reinsurance recoverable, net	10,426	10,609	10,713	10,835	10,965
Short term investments under securities loan agreement and accrued investment income	1,377	1,430	1,398	1,437	1,418
Deferred policy acquisition costs, Value of business acquired	2,328	2,364	2,401	2,435	2,472
Deferred income taxes	1,872	1,911	1,871	1,872	1,979
Other assets (1)	4,768	4,789	4,845	4,903	4,926
Assets related to consolidated investment entities	4,093	4,770	4,825	4,660	4,640
Total Assets	182,946	173,433	178,859	177,448	172,436
Liabilities
Future policy benefits and contract owner account balances	48,524	49,028	49,356	49,337	49,665
Liabilities related to separate accounts	119,424	108,467	113,007	111,950	107,278
Payables under securities loan agreements, including collateral held	1,309	1,218	1,273	1,375	1,128
Short-term debt	153	587	586	586	447
Long-term debt	1,950	1,913	1,518	1,518	1,657
Other liabilities (2)	2,891	2,907	3,492	3,192	3,155
Liabilities related to consolidated investment entities	2,053	2,607	2,588	2,407	2,553
Total Liabilities	176,304	166,727	171,820	170,365	165,883
Mezzanine Equity
Redeemable noncontrolling interest	230	226	222	221	215
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(1,347)	(1,188)	(1,010)	(883)	(796)
Additional paid-in capital	6,421	6,395	6,358	6,316	6,321
Retained earnings (deficit)	1,562	1,511	1,392	1,301	1,170
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,637	6,719	6,741	6,735	6,696
Accumulated other comprehensive income	(1,952)	(2,061)	(1,788)	(1,778)	(2,067)
Total Voya Financial, Inc. Shareholders' Equity	4,685	4,658	4,953	4,957	4,629
Noncontrolling interest	1,727	1,822	1,864	1,905	1,709
Total Shareholders' Equity	6,412	6,480	6,817	6,862	6,338
Total Liabilities, Mezzanine Equity and Shareholders' Equity	182,946	173,433	178,859	177,448	172,436

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 12 of 44

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Retirement
Balance as of Beginning-of-Period	1,376	1,387	1,398	1,410	1,422	1,387	1,044
Additions related to business acquisitions(1)	—	—	—	—	—	—	390
Deferrals of commissions and expenses	14	17	17	16	15	31	30
Amortization	(27)	(27)	(28)	(28)	(27)	(54)	(54)
Balance as of End-of-Period	1,364	1,376	1,387	1,398	1,410	1,364	1,410
Deferred Sales Inducements as of End-of-Period	21	21	21	22	22	21	22

Employee Benefits
Balance as of Beginning-of-Period	236	240	241	241	237	240	234
Deferrals of commissions and expenses	13	10	12	11	11	23	24
Amortization	(12)	(14)	(12)	(12)	(7)	(26)	(16)
Balance as of End-of-Period	237	236	240	241	241	237	241

Total
Balance as of Beginning-of-Period	1,613	1,627	1,638	1,651	1,659	1,627	1,278
Additions related to business acquisitions(1)	—	—	—	—	—	—	390
Deferrals of commissions and expenses	27	27	29	27	26	54	54
Amortization	(39)	(42)	(40)	(40)	(34)	(80)	(71)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,601	1,613	1,627	1,638	1,651	1,601	1,651
Balance as of End-of-Period, businesses exited through reinsurance or divestment (2)	727	751	774	797	821	727	821
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,328	2,364	2,401	2,435	2,472	2,328	2,472

(1) Includes VOBA related to the OneAmerica transaction. For further details, refer to our Quarterly Report on Form 10-Q for the first quarter 2025.
(2) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Retirement annuities policies that were not part of the divested businesses.

Voya Financial	Page 13 of 44

Consolidated Capital Structure

	Balances as of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025

Financial Debt
Senior bonds	1,753	2,150	1,754	1,754	1,753
Subordinated bonds	350	349	349	349	349
Other debt	—	1	1	1	2
Total Financial Debt	2,103	2,500	2,104	2,104	2,104
Other financial obligations (1)	332	334	329	289	305
Total Financial Obligations	2,435	2,834	2,433	2,393	2,409

Mezzanine Equity
Redeemable noncontrolling interest	230	226	222	221	215
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,025	6,107	6,129	6,123	6,084
Total Equity (Excluding AOCI)	6,637	6,719	6,741	6,735	6,696
Accumulated other comprehensive income (AOCI)	(1,952)	(2,061)	(1,788)	(1,778)	(2,067)
Total Voya Financial, Inc. Shareholders' Equity	4,685	4,658	4,953	4,957	4,629
Noncontrolling interest	1,727	1,822	1,864	1,905	1,709
Total Shareholders' Equity	6,412	6,480	6,817	6,862	6,338

Capital
Capitalization (3)	6,788	7,158	7,057	7,061	6,733
Adjusted Capitalization excluding AOCI (4)	11,029	11,601	11,260	11,254	11,029

Leverage Ratios
Debt-to-Capital (5)	31.0%	34.9%	29.8%	29.8%	31.2%
Financial Leverage excluding AOCI (6)(7)	27.6%	29.7%	27.0%	26.7%	27.4%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 44 of this document.

(7) Financial leverage excluding AOCI of 29.7% in the first quarter of 2026 reflects the $400 million of debt issued in first quarter of 2026 in anticipation of the $447 million 3.65% Senior Notes that matured on June 15, 2026. Proforma Financial Leverage excluding AOCI in the first quarter of 2026 is 27.2% excluding the $400 million debt issuance.

Voya Financial	Page 14 of 44

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of June 30, 2026
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)	Total AUM and AUA
Retirement (1)	32,057	114,809	176,919	323,785	539,672	863,457
Investment Management	36,118	36,918	304,175	377,211	62,666	439,877
Employee Benefits	1,872	19	—	1,892	—	1,892
Eliminations/Other (3)	(33,929)	(32,322)	(13,468)	(79,719)	(41,735)	(121,454)
Total AUM and AUA	36,118	119,424	467,626	623,169	560,603	1,183,772

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Assets for which administrative or advisory services are performed. Retirement Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Advisory include Mutual Fund, Institutional, Stable Value, and General Account assets for which investment advisory, portfolio management, or related investment oversight services are provided.

(3) Includes eliminations for AUM and AUA in our Retirement and Employee Benefit segments that are managed by our Investment Management segment and also reported in their AUM and AUA.

Retirement

Voya Financial	Page 16 of 44
Retirement Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Sources of Adjusted operating earnings before income taxes:
Gross investment income	420	416	426	429	431	1,691	1,626
Investment expenses	(20)	(20)	(20)	(19)	(20)	(80)	(74)
Credited interest	(224)	(222)	(229)	(231)	(229)	(906)	(877)
Net Margin	176	174	177	179	182	705	675
Alternative investment income (1)	(12)	29	47	42	42	106	117
Other investment income (2)	32	28	23	27	26	111	112
Investment spread and other investment income	196	231	247	248	250	922	904
Full Service Fee-based revenue (3)	224	216	236	225	201	901	760
Recordkeeping and other fee-based revenue	142	142	143	140	133	567	504
Total Fee-based margin	366	358	379	365	334	1,468	1,264
Net underwriting gain (loss) and other revenue	10	6	5	5	8	26	27
Net revenue (4)	573	595	631	618	592	2,417	2,194
Administrative expenses	(275)	(286)	(271)	(254)	(259)	(1,086)	(962)
Net commissions	(80)	(73)	(77)	(74)	(71)	(304)	(273)
DAC/VOBA and other intangibles amortization	(27)	(28)	(28)	(28)	(28)	(111)	(97)
Adjusted operating earnings before income taxes	190	209	255	261	235	915	863
Adjusted Operating Margin TTM	37.9%	39.4%	39.8%	39.8%	39.3%
Full Service Revenue (5)
Full Service Investment spread and other investment income	185	219	238	236	235	878	842
Full Service Fee-based revenue	224	216	236	225	201	901	760
Total Full Service Revenue	409	435	474	461	437	1,779	1,602
Client Assets
Fee-based	766,014	685,029	701,089	689,147	662,433	766,014	662,433
Spread-based (6)	32,057	32,492	32,684	32,994	33,220	32,057	33,220
Investment-only Stable Value	36,965	36,673	36,659	36,245	36,678	36,965	36,678
Wealth Management (7)	33,509	30,261	30,852	30,363	28,899	33,509	28,899
Eliminations (8)	(5,088)	(4,755)	(4,776)	(3,930)	(3,986)	(5,088)	(3,986)
Total Client Assets	863,457	779,701	796,508	784,821	757,244	863,457	757,244

(1) See page 37 for additional detail on Alternative investment income.
(2) Includes investment income on assets backing surplus, excluding Alternative investment income, investment income on cash balances, and income from policy loans.
(3) The fourth quarter of 2025 includes approximately $11 million of revenue true-up not expected to recur in first quarter of 2026.
(4) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(5) Excludes Net underwriting gain (loss) and other revenue.
(6) Spread-based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(7) Includes a proprietary IRA mutual fund product wholesaled as a manufacturer and sold to Wealth Management clients through a wholly owned broker-dealer and investment advisor, Voya Financial Advisor ("VFA"). Effective first quarter 2026, the VFA-sold or distributed portion previously eliminated through the Eliminations line is now eliminated within Wealth Management assets. This change did not affect Total Client Assets and prior periods have been recast for comparability.

(8) Includes eliminations for certain client assets included in Recordkeeping and Investment-only Stable Value to better reflect the asset bases generating revenue.

Voya Financial	Page 17 of 44
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025

Full Service - Client Assets
Fee-based	265,910	240,088	248,617	248,945	237,544	265,910	237,544
Spread-based	31,791	32,218	32,405	32,709	32,933	31,791	32,933
Client Assets, end of period - Full Service Total	297,701	272,305	281,022	281,654	270,477	297,701	270,477

Full Service - Total
Client Assets, beginning of period	272,305	281,022	281,654	270,477	251,357	270,477	199,196
Transfers / Single deposits	2,560	2,354	2,460	1,910	2,174	9,284	9,796
Recurring deposits	5,525	6,005	5,008	5,272	5,396	21,810	19,276
Total Deposits	8,085	8,359	7,468	7,182	7,571	31,094	29,071
Surrenders, benefits, and product charges	(11,083)	(12,623)	(11,679)	(10,104)	(8,692)	(45,489)	(31,695)
Net Flows	(2,998)	(4,264)	(4,211)	(2,922)	(1,121)	(14,395)	(2,624)
Interest credited and investment performance	28,394	(4,453)	3,579	14,099	20,241	41,619	26,359
Transfer due to business acquisition	—	—	—	—	—	—	47,547
Client Assets, end of period - Full Service Total	297,701	272,305	281,022	281,654	270,477	297,701	270,477

Recordkeeping
Client Assets, beginning of period	439,488	446,988	434,835	419,669	378,366	419,669	319,819
Transfers / Single deposits	14,946	1,806	8,044	4,272	15,107	29,068	61,241
Recurring deposits	7,614	9,072	6,784	6,567	7,291	30,037	27,271
Total Deposits	22,560	10,878	14,828	10,839	22,399	59,105	88,512
Surrenders, benefits, and product charges	(11,484)	(15,811)	(12,379)	(18,949)	(9,667)	(58,623)	(41,009)
Net Flows	11,077	(4,933)	2,449	(8,110)	12,732	483	47,503
Interest credited and investment performance	43,258	(2,567)	9,704	23,276	28,570	73,671	39,266
Transfer due to business acquisition	—	—	—	—	—	—	13,080
Client Assets, end of period - Recordkeeping	493,823	439,488	446,988	434,835	419,669	493,823	419,669

Total Defined Contribution (1)
Client Assets, beginning of period	711,793	728,011	716,489	690,146	629,723	690,146	519,015
Transfers / Single deposits	17,506	4,160	10,503	6,182	17,282	38,351	71,038
Recurring deposits	13,140	15,077	11,793	11,839	12,688	51,849	46,547
Total Deposits	30,646	19,237	22,296	18,021	29,970	90,200	117,585
Surrenders, benefits, and product charges	(22,567)	(28,434)	(24,058)	(29,053)	(18,358)	(104,112)	(72,705)
Net Flows	8,079	(9,197)	(1,762)	(11,032)	11,611	(13,912)	44,880
Interest credited and investment performance	71,652	(7,021)	13,284	37,375	48,811	115,290	65,625
Transfer due to business acquisition	—	—	—	—	—	—	60,627
Client Assets, end of period - Total Defined Contribution	791,524	711,793	728,011	716,489	690,146	791,524	690,146

(1) Total of Full Service and Recordkeeping.

Voya Financial	Page 18 of 44
Retirement Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025

Defined Contribution Investment-only Stable Value (SV) (1)
Assets, beginning of period	36,673	36,659	36,245	36,678	36,157	36,678	33,985
Transfers / Single deposits	1,134	501	1,192	94	814	2,921	3,753
Recurring deposits	111	152	350	367	145	980	975
Total Deposits	1,246	653	1,542	462	959	3,903	4,728
Surrenders, benefits, and product charges	(790)	(1,096)	(1,713)	(1,716)	(707)	(5,315)	(4,061)
Net Flows	456	(443)	(171)	(1,254)	252	(1,412)	667
Interest credited and investment performance	(164)	456	585	821	270	1,698	2,026
Assets, end of period - Defined Contribution Investment-only SV	36,965	36,673	36,659	36,245	36,678	36,965	36,678

Wealth Management (2)(3)	33,509	30,261	30,856	30,367	28,903	33,509	28,903
Other Assets (4)	6,547	5,728	5,758	5,648	5,503	6,547	5,503
Eliminations (5)	(5,088)	(4,755)	(4,776)	(3,930)	(3,986)	(5,088)	(3,986)
Total Client Assets	863,457	779,701	796,508	784,821	757,244	863,457	757,244

(1) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(2) Includes a proprietary IRA mutual fund product wholesaled as a manufacturer and sold to Wealth Management clients through VFA. Effective first quarter 2026, the VFA-sold or distributed portion previously eliminated through the Eliminations line is now eliminated within Wealth Management assets. This change did not affect Total Client Assets and prior periods have been recast for comparability.

(3) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker-dealers affiliated with VFA, as well as a proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated broker-dealers and investment advisors.

(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(5) Includes eliminations for certain client assets included in Recordkeeping and Investment-only Stable Value to better reflect the asset bases generating revenue.

Investment Management

Voya Financial	Page 20 of 44
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Sources of Adjusted operating earnings before income taxes:
Investment capital income (1)	—	7	6	11	4	24	17
Other investment income	1	—	1	1	1	4	5
Investment spread and other investment income	2	7	7	12	5	28	22
Fee-based margin (2)	254	244	283	245	234	1,026	974
Net revenue (3)	255	251	290	257	239	1,053	996
Administrative expenses	(181)	(192)	(198)	(177)	(174)	(748)	(717)
Adjusted operating earnings before income taxes, including noncontrolling interest	74	59	92	80	65	305	279
Adjusted Operating Margin TTM	29.0%	28.6%	28.3%	28.5%	28.0%
Fee-based margin (2)
Investment advisory and administrative revenue	253	243	250	245	237	991	948
Other fee-based margin	1	1	33	—	(3)	35	26
Fee-based margin	254	244	283	245	234	1,026	974

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including noncontrolling interest	74	59	92	80	65	305	279
Less: Earnings (loss) attributable to the noncontrolling interest (4)	18	13	21	18	14	70	65
Adjusted operating earnings before income taxes	57	46	72	62	51	237	214

(1) See page 37 for additional detail on Alternative investment income, including Investment capital income.
(2) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Reflects Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Voya Financial	Page 21 of 44
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Client Assets:
External Clients
Institutional	178,751	169,767	171,557	173,442	166,833	178,751	166,833
Retail (1)	162,342	146,764	151,279	156,355	156,329	162,342	156,329
Subtotal External Clients	341,093	316,532	322,835	329,797	323,162	341,093	323,162
General Account	36,118	36,899	37,290	36,503	36,428	36,118	36,428
Total Client Assets (AUM)	377,211	353,431	360,125	366,300	359,589	377,211	359,589
Assets under Advisory (AUA) (1)	62,666	58,989	62,030	53,527	53,530	62,666	53,530
Total AUM and AUA	439,877	412,420	422,155	419,827	413,119	439,877	413,119

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	97	92	94	92	89	375	358
Retail	132	127	134	130	125	523	501
Subtotal External Clients	230	219	228	222	214	899	858
General Account	19	19	18	18	19	74	72
Total Investment Advisory and Administrative Revenues (AUM)	248	238	246	240	232	972	931
Advisory Only Fees	4	5	4	4	5	17	19
Total Investment Advisory and Administrative Revenues	253	243	250	245	237	991	948

Revenue Yield (bps) (2)
External Clients
Institutional	22.2	21.4	21.7	21.6	21.7	21.7	22.4
Retail	33.8	33.8	34.1	33.1	33.2	33.5	33.2
Revenue Yield on External Clients	27.7	27.2	27.6	27.1	27.2	27.3	27.7
General Account	20.4	20.2	20.2	20.1	20.3	20.2	20.3
Revenue Yield on Client Assets (AUM)	27.0	26.5	26.8	26.4	26.5	26.6	26.9
Revenue Yield on Advisory Only Assets (AUA)	2.7	3.4	3.0	3.3	3.5	3.1	3.5
Total Revenue Yield on AUM and AUA (bps)	23.5	23.1	23.7	23.4	23.6	23.4	23.9

Revenue Yield on Client Assets (AUM) TTM	26.6	26.6	26.6	26.7	26.9	26.6	26.9

(1) In the fourth quarter of 2025, approximately $11 billion of separately managed account AUM was reclassified as AUA. This reclassification had an immaterial impact on revenue.
(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 22 of 44

Investment Management Net Flows Summary

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
AUM Net Flows:
Institutional Net Flows	1,611	403	686	3,560	952	6,260	9,915
Retail Net Flows	(426)	(338)	493	317	874	46	6,783
Net Flows from Divested Businesses (1)	(25)	(270)	(28)	(6,397)	(259)	(6,720)	(8,353)
Total AUM Net Flows	1,160	(205)	1,151	(2,520)	1,567	(414)	8,346
Net Flows excluding Net Flows from Divested Businesses	1,185	65	1,179	3,877	1,826	6,306	16,698
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	0.4%	—%	0.4%	1.2%	0.6%	2.0%	5.5%

AUA Net Flows:
Assets Under Advisory Net Flows (AUA)	956	362	354	(1,278)	1,967	394	2,613
AUA Net Flows from Divested Businesses (1)	(5)	(84)	(11)	(523)	(29)	(623)	(2,947)
Total AUA Net Flows	951	278	343	(1,802)	1,938	(229)	(334)
AUA Organic Growth (AUA Flows excluding Divested Businesses / Beginning period AUA)	1.6%	0.6%	0.7%	-2.4%	3.9%	0.7%	5.0%

(1) In the third quarter of 2025, Net Flows from Divested Businesses primarily reflect the outflow of assets associated with a legacy partnership.

Voya Financial	Page 23 of 44
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Institutional AUM:
Beginning of period AUM	169,767	171,557	173,442	166,833	161,220	166,833	152,165
Inflows	10,008	5,562	7,672	12,780	6,665	36,022	33,391
Outflows	(8,397)	(5,159)	(6,986)	(9,219)	(5,713)	(29,761)	(23,474)
Net flows - Institutional	1,611	403	686	3,560	952	6,260	9,915
Change in Market Value	7,360	(1,850)	772	4,341	5,622	10,623	8,730
Other (Including Acquisitions / Divestitures)	15	(342)	(3,344)	(1,292)	(961)	(4,963)	(3,979)
End of period AUM - Institutional	178,751	169,767	171,557	173,442	166,833	178,751	166,833
Organic Growth (Net Flows/Beginning of period AUM)	0.9%	0.2%	0.4%	2.1%	0.6%	3.8%	6.5%
Market Growth %	4.3%	-1.1%	0.4%	2.6%	3.5%	6.4%	5.7%

Retail AUM:
Beginning of period AUM	146,764	151,279	156,355	156,329	147,025	156,329	150,341
Inflows	11,512	10,474	12,033	11,408	11,093	45,427	45,971
Outflows	(11,938)	(10,812)	(11,540)	(11,091)	(10,218)	(45,381)	(39,188)
Net flows - Retail	(426)	(338)	493	317	874	46	6,783
Net Money Market Flows	(51)	(133)	(42)	(38)	49	(264)	294
Change in Market Value	17,113	(4,648)	2,289	7,072	8,984	21,826	9,086
Net Flows from Divested Businesses (1)	(25)	(270)	(28)	(6,397)	(259)	(6,720)	(8,353)
Other (Including Acquisitions / Divestitures)	(1,034)	875	(7,787)	(927)	(344)	(8,873)	(1,824)
End of period AUM - Retail	162,342	146,764	151,279	156,355	156,329	162,342	156,329
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	-0.3%	-0.2%	0.3%	0.2%	0.6%	—%	4.5%
Market Growth %	11.7%	-3.1%	1.5%	4.5%	6.1%	14.0%	6.0%

(1) In the third quarter of 2025, Net Flows from Divested Businesses primarily reflect the outflow of assets associated with a legacy partnership.

Voya Financial	Page 24 of 44
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Institutional
Equity	34,078	27,382	29,286	29,404	27,457
Fixed Income - Public	62,337	61,306	61,530	61,776	56,899
Fixed Income - Privates	71,105	70,118	70,105	69,611	68,818
Alternatives	11,231	10,961	10,636	12,651	13,659
Money Market	—	—	—	—	—
Total	178,751	169,767	171,557	173,442	166,833

Retail
Equity	82,402	70,203	73,239	77,684	78,699
Fixed Income - Public	75,682	72,138	73,414	73,976	72,870
Fixed Income - Privates	87	125	128	123	277
Alternatives	1,814	1,891	1,961	1,995	1,876
Money Market	2,356	2,407	2,537	2,576	2,606
Total	162,342	146,764	151,279	156,355	156,329

General Account
Equity	261	269	279	125	112
Fixed Income - Public	18,275	18,136	18,284	18,272	17,870
Fixed Income - Privates	15,341	16,005	16,072	15,973	16,271
Alternatives	1,982	1,960	2,003	1,712	1,615
Money Market	259	529	652	421	560
Total	36,118	36,899	37,290	36,503	36,428

Combined Asset Type
Equity	116,741	97,854	102,804	107,213	106,268
Fixed Income - Public	156,294	151,579	153,227	154,024	147,639
Fixed Income - Privates	86,533	86,248	86,305	85,707	85,366
Alternatives	15,027	14,813	14,600	16,359	17,150
Money Market	2,615	2,936	3,189	2,997	3,166
Total	377,211	353,431	360,125	366,300	359,589

Total Private and Alternative Assets	101,560	101,061	100,905	102,066	102,516
% of Private and Alternative Assets / Total AUM	26.9%	28.6%	28.0%	27.9%	28.5%

Employee Benefits

Voya Financial	Page 26 of 44
Employee Benefits Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Sources of Adjusted operating earnings before income taxes:
Gross investment income	28	27	27	27	27	109	106
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(11)	(11)	(11)	(11)	(11)	(44)	(47)
Net margin	15	14	15	15	14	59	54
Alternative investment income (1)	(3)	5	8	7	7	17	18
Other investment income	11	12	11	12	10	46	39
Investment spread and other investment income	23	31	34	34	31	122	111
Fee-based margin (2)	57	59	57	54	56	227	226
Net underwriting gain (loss) and other revenue	184	226	151	195	216	756	637
Net revenue (3)	263	316	242	284	303	1,105	974
Administrative expenses	(140)	(145)	(143)	(134)	(132)	(562)	(531)
Premium taxes, fees and assessments	(49)	(50)	(52)	(52)	(50)	(203)	(195)
Net commissions	(40)	(44)	(45)	(39)	(44)	(168)	(175)
DAC/VOBA and other intangibles amortization	(12)	(14)	(12)	(12)	(7)	(50)	(35)
Adjusted operating earnings before income taxes	22	63	(10)	47	69	122	36
Adjusted Operating Margin TTM	11.0%	14.7%	13.6%	6.0%	3.7%
Group life:
Premiums	156	155	165	162	166	638	661
Benefits	(112)	(110)	(116)	(120)	(124)	(458)	(528)
Other (4)	(2)	(3)	(3)	(3)	(3)	(11)	(10)
Total Group life	42	43	47	39	40	171	122
Group life Loss Ratio (interest adjusted) (5)	72.1%	70.6%	70.0%	74.2%	74.3%	71.7%	79.9%
Group Stop loss:
Premiums	381	382	391	388	388	1,542	1,682
Benefits (6)	(325)	(304)	(375)	(324)	(312)	(1,328)	(1,549)
Other (4)	(1)	(1)	(1)	(1)	(2)	(4)	(8)
Total Group Stop loss	55	77	14	62	75	208	128
Stop loss Loss Ratio (5)	85.4%	79.5%	96.0%	83.6%	80.3%	86.2%	92.0%
Voluntary Benefits, Disability, and Other	87	106	90	94	100	377	386
Net underwriting gain (loss) and other revenue
Premiums	736	743	744	739	741	2,962	3,094
Benefits	(551)	(515)	(591)	(542)	(524)	(2,199)	(2,444)
Other (4)	(1)	(2)	(2)	(2)	(2)	(7)	(13)
Total Net underwriting gain (loss) and other revenue	184	226	151	195	216	756	637
Total Aggregate Loss Ratio (5)	75.0%	69.4%	79.5%	73.4%	70.7%	74.3%	79.0%
Total Aggregate Loss Ratio TTM (5)	74.3%	73.2%	73.9%	78.0%	79.0%
(1) See page 37 for additional detail on Alternative investment income.
(2) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(3) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(4) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(5) Reported Loss ratios reflect aggregate loss ratios in the quarter net of reinsurance. They include claims paid and premiums earned in the quarter and change in reserves including prior period developments.

(6) The second quarter of 2026 reflects favorable reserve releases on the 2025 and 2024 policy years.

Voya Financial	Page 27 of 44

Quarterly Loss Ratio Development for Group Stop Loss

	Estimated Ultimate Loss Ratio as of
	Three Months Ended
	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025	12/31/2024	9/30/2024	6/30/2024

2026 Stop Loss Policy Year (1)	87%	87%	—%	—%	—%	—%	—%	—%	—%

2025 Stop Loss Policy Year(1)	89%	90%	90%	87%	87%	87%	—%	—%	—%

2024 Stop Loss Policy Year (Largely Developed) (1)	88%	89%	89%	90%	90%	92%	94%	86%	81%

Reported Loss Ratio for Stop Loss (2)	85%	80%	96%	84%	80%	75%	115%	93%	83%
(1) Loss ratios by policy year reflect expected loss ratios for business sold in that policy year gross of reinsurance. The unrounded Stop Loss Policy Year loss ratios were unchanged for 2026 at 87.0% for both June 30, 2026 and March 31, 2026. For 2025, the ratios were 89.0% and 89.6%, respectively, and for 2024, 88.5% and 88.6%, respectively.

(2) Reported Loss ratios reflect aggregate loss ratios in the quarter net of reinsurance. They include claims paid and premiums earned in the quarter and change in reserves including prior period developments.

Voya Financial	Page 28 of 44
Employee Benefits Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Sales by Product Line:
Group life and Disability	12	71	7	29	22	119	114
Stop loss (1)	3	276	27	59	14	365	326
Voluntary and Other (2)	29	121	11	17	37	178	167
Total sales by product line	44	468	45	105	73	662	607

Total gross premiums and deposits	823	838	825	837	843	3,323	3,485

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	913	916	965	989	977	913	977
Stop loss	1,537	1,563	1,578	1,572	1,569	1,537	1,569
Voluntary and Other (2)	1,139	1,157	1,103	1,100	1,103	1,139	1,103
Total annualized in-force premiums and fees by product line	3,589	3,636	3,646	3,662	3,649	3,589	3,649

Assets Under Management by Fund Group:
General account	1,872	1,737	1,805	1,906	1,945	1,872	1,945
Separate account	19	18	19	19	18	19	18
Total AUM	1,892	1,755	1,824	1,925	1,963	1,892	1,963

(1) Stop loss sales for the first quarter 2026 have been recast to remove a minor double count of sales in the previously reported figure.
(2) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Corporate

Voya Financial	Page 30 of 44

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Interest expense (excluding Preferred stock dividends) (1)	(34)	(31)	(30)	(30)	(28)	(125)	(122)
Preferred stock dividends	(4)	(17)	(4)	(16)	(4)	(41)	(41)
Pension expense (2)	(13)	(13)	(13)	(13)	(13)	(52)	(50)
Other (3)(4)	(53)	(2)	(47)	(22)	(22)	(124)	(4)
Adjusted operating earnings before income taxes, including noncontrolling interest	(104)	(63)	(94)	(81)	(67)	(342)	(217)
Less: Earnings (loss) attributable to the noncontrolling interest	(2)	(2)	(3)	(1)	(1)	(8)	(2)
Adjusted operating earnings before income taxes	(102)	(61)	(90)	(80)	(67)	(333)	(215)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, severance expenses incurred in the ordinary course of business, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

(4) The second quarter of 2026 includes approximately $40 million, pre-tax, of severance expenses.

Administrative Expenses and Adjusted Operating Return on Capital

Voya Financial	Page 32 of 44
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Retirement	(275)	(286)	(271)	(254)	(259)	(1,086)	(962)
Investment Management	(181)	(192)	(198)	(177)	(174)	(748)	(717)
Employee Benefits	(140)	(145)	(143)	(134)	(132)	(562)	(531)
Total Administrative Expenses (1)	(596)	(623)	(612)	(565)	(565)	(2,396)	(2,210)

(1) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, severance expenses incurred in the ordinary course of business, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 33 of 44
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
Retirement
Adjusted operating earnings before income taxes - before interest	915	960	959	913	863
Income tax expense	127	137	139	131	122
Adjusted Operating Earnings - before interest and after income taxes	788	823	820	782	741
Adjusted Operating effective tax rate (1)	12.1%	12.9%	14.9%	15.0%	14.3%
Adjusted Operating effective tax rate TTM	13.9%	14.3%	14.5%	14.3%	14.1%
Average Capital	3,798	3,783	3,747	3,674	3,584
Ending Capital (2)	3,836	3,852	3,746	3,791	3,771
Adjusted Return on Capital	20.8%	21.8%	21.9%	21.3%	20.7%

Investment Management
Adjusted operating earnings before income taxes - before interest (3)	237	231	226	220	214
Income tax expense	50	49	47	46	45
Adjusted Operating Earnings - before interest and after income taxes (3)	187	182	179	174	169
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	874	877	876	870	861
Ending Capital (2)	855	872	876	883	875
Adjusted Return on Capital	21.4%	20.9%	20.4%	20.1%	19.6%

Employee Benefits
Adjusted operating earnings before income taxes - before interest	122	169	152	59	36
Income tax expense	26	35	32	12	7
Adjusted Operating Earnings - before interest and after income taxes	96	134	120	47	29
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,262	1,275	1,288	1,291	1,286
Ending Capital (2)	1,229	1,237	1,259	1,295	1,281
Adjusted Return on Capital	7.6%	10.4%	9.3%	3.6%	2.2%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Retirement segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

(3) Excludes Allianz's 24% ownership stake in the results of VIM Holdings LLC.

Investment Information

Voya Financial	Page 35 of 44
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	6/30/2026				3/31/2026				6/30/2026
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,806	28.0%	147	5.5%	10,782	28.0%	136	5.2%	10,806	28.0%	283	5.3%
Private credit	8,722	23.0%	109	5.0%	8,877	23.0%	116	5.4%	8,722	23.0%	225	5.2%
Securitized (2)(3)	9,418	25.0%	129	5.5%	9,632	25.0%	131	5.4%	9,418	25.0%	260	5.4%
Commercial mortgage loans	5,452	14.0%	69	5.0%	5,631	15.0%	67	4.9%	5,452	14.0%	135	5.0%
Municipals	536	1.0%	5	4.0%	552	1.0%	6	3.9%	536	1.0%	11	3.9%
Short-term / Treasury	685	2.0%	8	4.4%	663	2.0%	7	4.3%	685	2.0%	14	4.4%
Equity securities	197	1.0%	3	6.1%	196	1.0%	3	5.8%	197	1.0%	6	5.9%
Policy loans	358	1.0%	4	4.9%	361	1.0%	4	5.1%	358	1.0%	9	5.0%
Derivatives	(5)	—%	3	N/A	(5)	—%	4	N/A	(5)	—%	7	N/A
Book Values and Gross Investment Income before variable components	36,170	95.0%	478	5.3%	36,690	95.0%	472	5.3%	36,170	95.0%	950	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership (4)	1,872	5.0%	(15)	-3.0%	1,936	5.0%	32	6.9%	1,872	5.0%	17	1.8%
Prepayment / Other fee income	N/A	—%	11	0.1%	N/A	—%	6	0.1%	N/A	—%	16	0.1%
Book Values and Gross Investment Income (variable)	1,872	5.0%	(4)	N/A	1,936	5.0%	37	N/A	1,872	5.0%	34	N/A
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	38,042	100.0%	474	5.0%	38,626	100.0%	510	5.4%	38,042	100.0%	984	5.2%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, funds withheld asset receivables, and other miscellaneous items are excluded.

(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

(4) Includes assets and income related to foreclosed real estate.

Voya Financial	Page 36 of 44
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	3/31/2026		12/31/2025		09/30/2025		06/30/2025
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,865	28.0%	11,035	28.0%	10,913	28.0%	10,585	28.0%
Private credit	8,753	23.0%	8,408	22.0%	8,367	22.0%	8,420	22.0%
Securitized	9,589	25.0%	9,988	26.0%	9,979	26.0%	9,852	26.0%
Municipals	552	1.0%	598	2.0%	606	2.0%	609	2.0%
Short-term / Treasury	732	2.0%	709	2.0%	637	2.0%	640	2.0%
Total Fixed maturities	30,491	79.0%	30,738	79.0%	30,501	79.0%	30,107	79.0%
Commercial mortgage loans	5,619	15.0%	5,560	14.0%	5,371	14.0%	5,483	14.0%
Limited partnership	1,831	5.0%	1,815	5.0%	1,913	5.0%	1,923	5.0%
Equity securities	689	2.0%	662	2.0%	626	2.0%	566	1.0%
Total	38,630	100.0%	38,775	100.0%	38,410	100.0%	38,079	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	16,707	55.0%	16,987	55.0%	16,695	55.0%	16,532	55.0%
NAIC 2	12,389	41.0%	12,448	40.0%	12,470	41.0%	12,178	40.0%
NAIC 3 and below	1,395	5.0%	1,303	4.0%	1,335	4.0%	1,396	5.0%
Total Fixed maturities	30,491	100.0%	30,738	100.0%	30,501	100.0%	30,107	100.0%

Commercial Mortgage Loans:
CML 1	3,912	70.0%	3,970	71.0%	3,905	73.0%	4,039	74.0%
CML 2	1,265	23.0%	1,235	22.0%	1,092	20.0%	1,079	20.0%
CML 3 and below	442	8.0%	355	6.0%	374	7.0%	366	7.0%
Total Commercial mortgage loans	5,619	100.0%	5,560	100.0%	5,371	100.0%	5,483	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 37 of 44
Alternative Investment Income

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Retirement (1)
Alternative investment income at long-term expectations (2)	37	37	37	37	35	148	141
Alternative investment income above (below) expectations	(49)	(8)	10	5	7	(42)	(24)
Alternative investment income	(12)	29	47	42	42	106	117
Average alternative investments	1,651	1,645	1,644	1,657	1,590	1,649	1,579

Investment Management (1)
Alternative investment income at long-term expectations (2)	7	7	7	7	8	27	30
Alternative investment income above (below) expectations	(6)	—	(1)	4	(4)	(3)	(13)
Alternative investment income	—	7	6	11	4	24	17
Average alternative investments	292	305	314	331	344	311	339

Employee Benefits (1)
Alternative investment income at long-term expectations (2)	5	5	5	7	6	22	23
Alternative investment income above (below) expectations	(8)	—	3	—	1	(5)	(5)
Alternative investment income	(3)	5	8	7	7	17	18
Average alternative investments	214	216	238	284	268	238	233

Total (1)
Alternative investment income at long-term expectations (2)	48	49	49	51	49	197	194
Alternative investment income above (below) expectations	(63)	(8)	12	9	4	(50)	(42)
Alternative investment income	(15)	41	61	60	53	147	152
Average alternative investments	2,157	2,166	2,196	2,272	2,202	2,198	2,151

(1) Excludes assets and income related to foreclosed real estate.
(2) The long-term expected return for alternative investments and investment capital is 9% annually.

Reconciliations

Voya Financial	Page 39 of 44
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
	6/30/2026			3/31/2026			12/31/2025			9/30/2025			6/30/2025
(in millions USD, except per share)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		90	0.97		165	1.75		136	1.41		176	1.80		162	1.66
Plus: Net income (loss) attributable to noncontrolling interests		(76)	(0.83)		13	0.14		9	0.09		80	0.83		(5)	(0.05)
Less: Preferred stock dividends		(4)	(0.04)		(17)	(0.18)		(4)	(0.04)		(16)	(0.17)		(4)	(0.04)
Income (loss)	34	18	0.19	230	195	2.07	169	149	1.54	307	272	2.79	188	161	1.65
Less:
Net investment gains (losses)	(21)	(16)	(0.18)	(37)	(30)	(0.31)	4	3	0.03	(16)	(12)	(0.13)	(29)	(23)	(0.23)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(29)	(23)	(0.25)	(26)	(21)	(0.22)	(25)	(20)	(0.21)	(52)	(42)	(0.43)	(30)	(24)	(0.24)
Net income (loss) attributable to noncontrolling interests	(76)	(76)	(0.83)	13	13	0.14	9	9	0.09	80	80	0.83	(5)	(5)	(0.05)
Dividend payments made to preferred shareholders	4	4	0.04	17	17	0.18	4	4	0.04	16	16	0.17	4	4	0.04
Other adjustments (3)	(11)	(10)	(0.11)	6	2	0.02	(50)	(35)	(0.36)	(11)	(10)	(0.10)	(41)	(31)	(0.32)
Adjusted operating earnings	167	140	1.51	257	214	2.26	226	188	1.94	290	239	2.45	289	240	2.46

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the three months ended March 31, 2026, also includes a $15 million, after-tax, gain on the sale of an office building. For the three months ended December 31, 2025, also includes a $19 million, after-tax, net actuarial loss related to pension and other postretirement benefit obligations and $14 million, after-tax, of severance expenses. For the three months ended June 30, 2025, also includes $18 million, after-tax, of severance expenses.

Voya Financial	Page 40 of 44
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Six months ended
	6/30/2026			6/30/2025
(in millions USD, except per share)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		255	2.73		301	3.09
Plus: Net income (loss) attributable to noncontrolling interests		(63)	(0.67)		(10)	(0.11)
Less: Preferred stock dividends		(21)	(0.22)		(21)	(0.21)
Income (loss)	264	213	2.28	361	312	3.19
Less:
Net investment gains (losses)	(58)	(46)	(0.49)	(31)	(24)	(0.25)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment	(55)	(44)	(0.47)	(69)	(55)	(0.56)
Net income (loss) attributable to noncontrolling interests	(63)	(63)	(0.67)	(10)	(10)	(0.11)
Dividend payments made to preferred shareholders	21	21	0.22	21	21	0.21
Other adjustments (3)	(5)	(9)	(0.10)	(71)	(55)	(0.56)
Adjusted operating earnings	424	354	3.79	521	435	4.45

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Primarily consists of acquisition and integration costs associated with recent transactions and amortization of acquisition-related intangible assets. For the six months ended June 30, 2026, also includes a $15 million, after-tax, gain on the sale of an office building. For the six months ended June 30, 2025, also includes $24 million, after-tax, of severance expenses.

Voya Financial	Page 41 of 44
Reconciliation of Adjusted Operating Revenues and Adjusted Operating Benefits and Expenses

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Total revenues	1,896	2,031	2,111	2,128	1,981	3,927	3,950
Less:
Net investment gains (losses)	(31)	(22)	(8)	(9)	(38)	(53)	(44)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	21	19	31	28	30	40	58
Revenues (loss) attributable to noncontrolling interests	(37)	46	37	115	35	9	60
Other adjustments	61	55	45	50	54	116	87
Total adjusted operating revenues	1,883	1,932	2,006	1,942	1,900	3,815	3,788

Adjusted operating revenues by segment
Retirement	799	821	866	853	824	1,620	1,622
Investment Management	255	251	290	257	239	507	482
Employee Benefits	821	855	845	829	832	1,675	1,673
Corporate	8	5	6	3	5	13	11
Total adjusted operating revenues	1,883	1,932	2,006	1,942	1,900	3,815	3,788

Total benefits and expenses	(1,862)	(1,801)	(1,942)	(1,821)	(1,793)	(3,663)	(3,589)
Less:
Changes in market risk benefits	12	(16)	12	(7)	9	(4)	12
Benefits and expenses related to businesses exited or to be exited through reinsurance or divestment	(50)	(45)	(56)	(81)	(60)	(95)	(127)
Expenses attributable to noncontrolling interests	(56)	(43)	(45)	(51)	(54)	(98)	(95)
Dividend payments made to preferred shareholders	4	17	4	16	4	21	21
Other adjustments	(71)	(49)	(94)	(63)	(95)	(121)	(158)
Total adjusted operating benefits and expenses	(1,701)	(1,665)	(1,763)	(1,635)	(1,598)	(3,366)	(3,243)
Adjusted operating benefits and expenses by segment
Retirement	(609)	(612)	(610)	(592)	(589)	(1,221)	(1,180)
Investment Management	(181)	(192)	(198)	(177)	(174)	(373)	(364)
Employee Benefits	(799)	(792)	(856)	(783)	(763)	(1,591)	(1,558)
Corporate	(112)	(69)	(99)	(84)	(72)	(181)	(142)
Total adjusted operating benefits and expenses	(1,701)	(1,665)	(1,763)	(1,635)	(1,598)	(3,366)	(3,243)

Voya Financial	Page 42 of 44
Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Retirement
Adjusted operating revenues	page 9	799	821	866	853	824	3,339	3,079
Interest credited and other benefits to contract owners/policyholders		(227)	(226)	(234)	(235)	(232)	(922)	(884)
Net revenue	page 16	573	595	631	618	592	2,417	2,194

Investment Management
Adjusted operating revenues	page 9	255	251	290	257	239	1,053	996
Net revenue	page 20	255	251	290	257	239	1,053	996

Employee Benefits
Adjusted operating revenues	page 9	821	855	845	829	832	3,350	3,453
Interest credited and other benefits to contract owners/policyholders		(558)	(538)	(603)	(546)	(529)	(2,245)	(2,478)
Net revenue	page 26	263	316	242	284	303	1,105	974

Consolidated
Total Adjusted operating revenues	page 9	1,883	1,932	2,006	1,942	1,900	7,763	7,552
Interest credited and other benefits to contract owners/policyholders		(785)	(764)	(838)	(781)	(761)	(3,168)	(3,363)
Corporate Adjusted operating revenues (1)		(8)	(5)	(6)	(3)	(5)	(22)	(25)
Net revenue	pages 16/20/26	1,091	1,163	1,163	1,159	1,134	4,575	4,164

(1) Includes primarily investment income on assets backing surplus in excess of amounts held at the segment level.

Voya Financial	Page 43 of 44
Reconciliation of Adjusted Operating Return on Common Equity Excluding AOCI and NOL DTA

	Twelve Months Ended
(in millions USD)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025
TTM Net Income (loss) available to Voya Financial, Inc.'s common shareholders	567	639	613	570	492
TTM Average Total Voya Financial, Inc. Shareholders' Equity	4,807	4,765	4,612	4,464	4,361
TTM Return on Voya Financial, Inc Equity	11.8%	13.4%	13.3%	12.8%	11.3%
Less:
TTM Impact of Preferred Equity, excluded from denominator of Adjusted ROE, ex AOCI	-1.7%	-2.0%	-2.0%	-2.0%	-1.8%
TTM Impact of AOCI, excluded from denominator of Adjusted ROE, ex AOCI	4.2%	4.9%	5.1%	5.3%	4.8%
TTM Net investment gains (losses), after-tax	-0.9%	-1.0%	-0.5%	-0.6%	-0.8%
TTM Income (loss) related to businesses exited or to be exited through reinsurance or divestment, after-tax	-1.7%	-1.8%	-1.9%	-1.9%	-1.9%
TTM Other adjustments, after-tax	-0.9%	-1.2%	-1.7%	-1.5%	-1.8%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI	12.8%	14.5%	14.3%	13.6%	12.8%
Less:
Impact of NOL DTA, excluded from denominator of Adjusted ROE, ex AOCI and NOL DTA	-3.6%	-4.2%	-4.3%	-4.3%	-4.2%
TTM Adjusted operating return on Voya Financial, Inc. common equity, ex AOCI and NOL DTA	16.4%	18.7%	18.6%	17.9%	17.0%

Voya Financial	Page 44 of 44
Reconciliation of Book Value Per Common Share, Excluding AOCI and Leverage Ratio

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026	6/30/2025
Book value per common share, including AOCI	44.96	43.79	46.28	45.55	41.71	44.96	41.71
Per share impact of AOCI	21.55	22.31	19.06	18.64	21.46	21.55	21.46
Book value per common share, excluding AOCI	66.50	66.09	65.34	64.18	63.18	66.50	63.18

Debt to capital ratio	31.0%	34.9%	29.8%	29.8%	31.2%	31.0%	31.2%
Plus:
Capital impact of adding noncontrolling interest	-7.0%	-7.7%	-6.8%	-6.9%	-6.9%	-7.0%	-6.9%
Impact of adding other financial obligations and treatment of preferred stock (1)	9.6%	8.9%	9.1%	8.8%	9.4%	9.6%	9.4%
Capital impact of excluding AOCI	-6.0%	-6.4%	-5.1%	-5.0%	-6.3%	-6.0%	-6.3%
Financial leverage ratio excluding AOCI	27.6%	29.7%	27.0%	26.7%	27.4%	27.6%	27.4%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.